EXHIBIT 10.0
                Letter of May 25, 2000 referring to Exhibit 10.


                               STUART G. SCHWARTZ
                                 ATTORNEY AT LAW
                            299 BROADWAY, SUITE 1600
                              NEW YORK, N.Y. 10007
                            TELEPHONE (212) 385-0668


                                                        May 25, 2000


Steven C. Duvall, Esq.
Assistant Director
Division of Corporate Finance
Securities and Exchange Commission
Washington, D.C. 20549-0404

Re: Hawks Industries, Inc. - Proxy Statement

Dear Mr. Duvall:

     At the request of Dwight B. Despain, Esq., counsel to Hawks Industries, Inc. ("Hawks"), there are submitted herewith, as supplemental material, three copies of the agreement dated May 27, 1997 between Doyon, Limited and North Star Exploration, Inc., (to which I am counsel), as requested in comment 3 of your (per Timothy Levenberg) letter of comment dated May 12, 2000 addressed to Bruce
A. Hinchey, president of Hawks.

     Since the agreement contains private information the disclosure of which to the public could prove harmful to the parties, it is respectfully requested that the documents submitted herewith be granted confidential treatment.

                                                        Yours very truly,

                                                        /s/ Stuart G. Schwartz
                                                        Stuart G. Schwartz

Encls.

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